Exhibit 10.8

WARRANT
TO PURCHASE COMMON UNITS REPRESENTING
LIMITED PARTNER INTERESTS IN

EMERGE ENERGY SERVICES LP
Dated June 2, 2016

SECTION 1	TERM; EXERCISE OF WARRANT 1

1.1	Time of Exercise 1

1.2	Manner of Exercise 2

1.3	Cashless Exercise 2

1.4	Exchange of Warrant 3

1.5	Taxes 3

SECTION 2	RESTRICTIONS ON TRANSFER; LEGENDS 3

2.1	Registration or Exemption Required 4

2.2	Restrictive Legend 4

2.3	Removal of Restrictive Legends 4

2.4	Listing on Securities Exchange 5

SECTION 3	REPRESENTATIONS AND WARRANTIES OF THE HOLDER 5

3.1	Acquisition of Warrant for Personal Account 5

3.2	Rule 144 5

3.3	Accredited Investor 5

3.4	Opportunity to Discuss; Information 5

SECTION 4	OTHER MATTERS 6

4.1	Binding Effect 6

4.2	Notices 6

4.3	Governing Law; Consent to Jurisdiction; Waiver of Jury Trial 6

4.4	Parties Bound and Benefited 7

4.5	Confidentiality 7

4.6	Identity of Transfer Agent 7

4.7	Amendment; Waiver 7

4.8	Assignment 7

4.9	Holder as Owner 7

4.10	Rights of Holder 8

4.11	Indemnification 8

4.12	Lost Certificates 8

4.13	Severability 8

4.14	Office of the Partnership; Maintenance of Books 8

4.15	Section Headings 8

4.16	Disclosure 8

4.17	Common Unit Split-Ups and Combinations 9

4.18	Adjustments for Dividends in Common Units, Securities or Property 9

4.19	Information Rights 9

4.20	Unrestricted Person 9

SECTION 5	CONSOLIDATION, MERGER, ETC 9

SECTION 6	NO IMPAIRMENT 10

SECTION 7	NOTICES OF PARTNERSHIP ACTION 10

SECTION 8	REPRESENTATIONS AND WARRANTIES 11

8.1	Representations and Warranties of the Partnership 11

SECTION 9	NO EFFECT ON LENDER OR LESSOR RELATIONSHIP 11

SECTION 10	CERTAIN DEFINITIONS 12

THIS SECURITY HAS NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE OFFERED OR SOLD UNLESS (I) THIS SECURITY MAY BE SOLD PURSUANT TO RULE 144 OF THE ACT OR (II) AN EXEMPTION FROM SUCH REGISTRATION OR QUALIFICATION UNDER THE APPLICABLE PROVISIONS OF FEDERAL AND STATE SECURITIES LAWS APPLIES. THEREFORE, NO SALE OR TRANSFER OF THIS SECURITY SHALL BE MADE, NO ATTEMPTED SALE OR TRANSFER SHALL BE VALID, AND THE ISSUER SHALL NOT BE REQUIRED TO GIVE ANY EFFECT TO ANY SUCH TRANSACTION UNLESS (A) THIS SECURITY MAY BE SOLD PURSUANT TO RULE 144 OF THE ACT OR (B) THE ISSUER HAS FIRST RECEIVED AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO IT THAT SUCH REGISTRATION, QUALIFICATION OR APPROVAL IS NOT REQUIRED. COMMON UNITS ISSUABLE HEREUNDER ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER SET FORTH IN THE FIRST AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP OF THE PARTNERSHIP, AS AMENDED FROM TIME TO TIME (THE “PARTNERSHIP AGREEMENT”), A COPY OF WHICH MAY BE OBTAINED FROM THE PARTNERSHIP AT ITS PRINCIPAL EXECUTIVE OFFICES. BY ACQUIRING THIS SECURITY, THE HOLDER AGREES TO BECOME BOUND BY THE PROVISIONS OF THE PARTNERSHIP AGREEMENT.
No. of Common Units: 220,000    Warrant No. 1
WARRANT
To Purchase Common Units Representing Limited Partner Interests in
EMERGE ENERGY SERVICES LP
THIS IS TO CERTIFY that, for value received, Trinity Industries Leasing Company, a Delaware corporation, or its successors or registered assigns (the “Holder”), is entitled, subject to the terms and conditions hereinafter set forth, to purchase 220,000 common units (the “Warrant Units”) representing limited partner interests (“Common Units”) in Emerge Energy Services LP, a Delaware limited partnership (the “Partnership”), from the Partnership (the “Warrant”) at an exercise price per Common Unit equal to $4.77 (the “Exercise Price”).
SECTION 1TERM; EXERCISE OF WARRANT.
1.1
    Time of Exercise. This Warrant may be exercised at any time and from time to time during the period commencing as of 9:00 a.m., Central Time, on June 2, 2016 (the “Issue Date”) and ending as of 5:00 p.m., Central Time, on June 2, 2021, at which time this Warrant shall become void and all rights hereunder shall cease.
1.2
    Manner of Exercise.
1.2.1.
    The Holder may exercise this Warrant, in whole or in part, upon surrender of this Warrant, with the duly executed exercise notice, in the form attached hereto as Appendix B, to the Partnership at its corporate office in Southlake, Texas, and upon payment to the Partnership of the Exercise Price for each Warrant Unit to be purchased in lawful money of the United States, or by certified or cashier’s check, wired funds, cancellation of indebtedness or by cashless exercise as provided in Section 1.3 below.
1.2.2.
    Upon receipt of this Warrant with the duly executed exercise notice and accompanied by payment of the aggregate Exercise Price for the Warrant Units for which this Warrant is then being exercised (unless this Warrant is being exercised on a cashless basis, as provided in Section 1.3 below, or in exchange for cancellation of indebtedness), the Partnership shall cause such Warrant Units to be issued and delivered to the Holder within a reasonable time, not exceeding three (3) trading days after this Warrant shall have been so exercised, including the delivery of the duly executed exercise notice and payment of the aggregate Exercise Price, by requesting that the Partnership’s transfer agent credit the Warrant Units to the account of the Holder’s prime broker with The Depository Trust Company through its Deposit / Withdrawal At Custodian system. In the event the Holder elects to pay the Exercise Price by the cancellation of indebtedness of the Partnership or any of subsidiary of the Partnership, it shall give written notice thereof to the Partnership and the indebtedness to be cancelled in connection therewith, and the aggregate Exercise Price of such Warrant Units shall be credited against the principal amount of and accrued interest on such indebtedness as if such Exercise Price constituted a prepayment thereof by the Partnership or such subsidiary.
1.2.3.
    In case the Holder shall exercise this Warrant with respect to less than all of the Warrant Units that may be purchased under this Warrant, the Partnership shall execute a new Warrant for the balance of the Warrant Units that may be purchased upon exercise of this Warrant and deliver such new Warrant to the Holder.
1.2.4.
    The Partnership covenants and agrees that it will pay when due and payable any and all taxes which may be payable in respect of the issue of this Warrant, or the issue of any Warrant Units upon the exercise of this Warrant. The Partnership shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issuance or delivery of this Warrant or of the Warrant Units in a name other than that of the Holder at the time of surrender, and until the payment of such tax the Partnership shall not be required to issue such Warrant Units. The Holder shall be responsible for any income tax due under federal, state or other law as a result of owning this Warrant or any Warrant Units issued upon the exercise of this Warrant.
1.3
    Cashless Exercise. Notwithstanding any other provision contained herein to the contrary, the Holder may elect to receive, without the payment by the Holder of the aggregate Exercise Price in respect of the number of Common Units to be acquired, Common Units of equal value to the value of this Warrant, or any specified portion hereof, by the surrender of this Warrant (or such portion of this Warrant being so exercised) together with a Net Issue Election Notice, in the form annexed hereto as Appendix C, duly executed, to the Partnership. Thereupon, the Partnership shall issue to the Holder such number of fully paid, validly issued and nonassessable Common Units as is computed using the following formula:
X = y(A-B)
A
where
X = the number of Common Units to which the Holder is entitled upon such cashless exercise;
Y = the total number of Common Units covered by this Warrant for which the Holder has surrendered purchase rights at such time for cashless exercise (including both Common Units to be issued to the Holder and Common Units as to which the purchase rights are to be cancelled as payment therefor);
A = the Market Price of one Common Unit as of the date the net issue election is made, where “Market Price” shall mean the average of the closing sales prices per Common Unit of the class of Warrant Units for the ten consecutive trading days ending on the day that is two trading days prior to the applicable date of determination; and
B = the Exercise Price in effect under this Warrant at the time the net issue election is made.

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1.4
    Exchange of Warrant. Upon the request of the Holder, this Warrant may be divided into, combined with or exchanged for another warrant or warrants of like tenor (collectively, the “Warrants”) to purchase a like aggregate number of Warrant Units. If the Holder desires to divide, combine or exchange this Warrant, the Holder shall make such request in writing delivered to the Partnership at its corporate office and shall surrender this Warrant and any other Warrants to be so divided, combined or exchanged. The Partnership shall execute and deliver to the person entitled thereto a Warrant or Warrants, as the case may be, as so requested. The Partnership shall not be required to effect any division, combination or exchange which will result in the issuance of a Warrant entitling the Holder to purchase upon exercise a fraction of a Warrant Unit. As to any fraction of a Common Unit which a Holder of one or more Warrants, the rights under which are exercised in the same transaction, would otherwise be entitled to purchase upon such exercise, the Partnership shall pay a cash adjustment in respect of such final fraction in an amount equal to the same fraction of the Market Price per Common Unit on the date of exercise. The Partnership shall prepare, issue and deliver at its own expense the new Warrant or Warrants under this Section 1.
1.5
    Taxes. The Partnership and the Holder agree (a) the Warrant is properly treated, for U.S. federal income tax purposes, as a noncompensatory option (as defined in U.S. Treasury regulation section 1.721-2(f)); (b) the Warrant will not be treated as exercised, for U.S. federal income tax purposes, upon issuance and, thus, the Holder will not receive any allocation of income, gain, loss or deduction prior to the receipt of Common Units acquired upon exercise of the Warrant; (c) to follow the U.S. Treasury regulations regarding the exercise of noncompensatory options (as defined in U.S. Treasury regulation section 1.721-2(f)) with respect to the U.S. federal income tax treatment of the Warrant and the capital account treatment with respect to the Common Units acquired upon exercise of the Warrant, including with respect to a capital account reallocation in connection with the revaluation of property in accordance with U.S. Treasury regulation section 1.704-1(b)(2)(iv)(s) and (d) if, as a result of the exercise of a Warrant, a capital account reallocation is required under U.S. Treasury regulation section 1.704-1(b)(2)(iv)(s), the General Partner shall make corrective allocations pursuant to U.S. Treasury regulation section 1.704-1(b)(4)(x).
SECTION 2
    RESTRICTIONS ON TRANSFER; LEGENDS.
2.1
    Registration or Exemption Required. Assuming the accuracy of the representations and warranties of the Holder in Section 3, this Warrant has been issued in a transaction exempt from the registration requirements of the Securities Act of 1933, as amended (the “Act”), and exempt from state registration or qualification under applicable state laws. Neither this Warrant nor the Warrant Units may be pledged, transferred, sold or assigned except pursuant to an effective registration statement or an exemption to the registration requirements of the Act and applicable state laws. At the time of the surrender of this Warrant in connection with any transfer of this Warrant, or upon surrender of the Warrant Units for transfer, the transfer of this Warrant, or where applicable the Warrant Units, the Partnership shall require, as a condition of allowing such transfer, (i) that the Holder or transferee of this Warrant or the Warrant Units, as the case may be, furnish to the Partnership a written opinion of counsel (which opinion shall be in form, substance and scope customary for opinions of counsel in comparable transactions) to the effect that such transfer may be made without registration under the Act and under applicable state securities or blue sky laws, (ii) that the holder or transferee execute and deliver to the Partnership an investment letter in form and substance reasonably acceptable to the Partnership and (iii) that the transferee be an “accredited investor” as defined in Rule 501(a)(1), (a)(2), (a)(3), (a)(7) or (a)(8) promulgated under the Act or a “qualified institutional buyer” as defined in Rule 144A(a) under the Act in a transaction pursuant to Rule 144A.
2.2
    Restrictive Legend. The Holder understands that until such time as the Warrant Units may be sold pursuant to Rule 144 under the Act or an exemption from registration under the Act without any restriction as to the number of securities as of a particular date that can then be immediately sold, this Warrant and the Warrant Units, as applicable, shall bear a restrictive legend in substantially the form set forth on the cover page of this Warrant (and a stop-transfer order may be placed against transfer of such securities).

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2.3
    Removal of Restrictive Legends. The Warrant Units shall not contain any legend restricting the transfer thereof: (A) following any sale of such Warrant Units pursuant to Rule 144, (B) if such Warrant Units are eligible for sale under Rule 144(b)(1), or (C) if such legend is not required under applicable requirements of the Act (including judicial interpretations and pronouncements issued by the staff of the Securities and Exchange Commission (the “Commission”)) and the Partnership shall have received an opinion of counsel to the Holder in form reasonably acceptable to the Partnership to such effect (collectively, the “Unrestricted Conditions”). In any such case, the Partnership shall cause its counsel to issue a legal opinion to its transfer agent if required by the transfer agent to effect the issuance of the Warrant Units, as applicable, without a restrictive legend or removal of the legend hereunder. The Partnership agrees that, at such time as the Unrestricted Conditions are met, it will, no later than seven (7) trading days following the delivery by the Holder to the Partnership of notice that the Unrestricted Conditions have been met, deliver or cause to be delivered to such Holder such Warrant Units that free from all restrictive and other legends or remove or cause to be removed the legend hereunder, as applicable.
2.4
    Listing on Securities Exchange. The Partnership will, at its expense, list on the New York Stock Exchange (or any other national securities exchange upon which the Common Units are trading) all Common Units issued or, to the extent permissible under the applicable securities exchange rules, issuable upon the exercise of this Warrant so long as any other Common Units shall be so listed during the period in which this Warrant may be exercised.
SECTION 3
    REPRESENTATIONS AND WARRANTIES OF THE HOLDER.
Each Holder of a Warrant represents and warrants to the Partnership as follows:
3.1
    Acquisition of Warrant for Personal Account. The Holder is acquiring this Warrant and the Warrant Units (collectively the “Securities”) for investment for its own account and not with a present view to, or for resale in connection with, any public resale or distribution thereof. The Holder understands that the Securities have not been registered under the Act by reason of a specific exemption from the registration provisions of the Act which depends upon, among other things, the bona fide nature of the investment intent as expressed herein. The Holder further understands that the Securities have not been passed upon or the merits thereof endorsed or approved by any state or federal authorities.
3.2
    Rule 144. The Holder acknowledges that the Securities it is purchasing are characterized as “restricted securities” under the federal securities laws inasmuch as they are being acquired from the Partnership in a transaction not involving a public offering and must be held indefinitely unless an exemption from such registration is available. The Holder represents that it is knowledgeable with respect to Rule 144 promulgated under the Act.
3.3
    Accredited Investor. As of the date hereof, the Holder is an “accredited investor” within the meaning of Regulation D promulgated under the Act. The Holder is sophisticated in financial matters, and is able to evaluate the risks and benefits of an investment in the Securities for an indefinite period of time.
3.4
    Opportunity to Discuss; Information. The Holder has been afforded the opportunity to ask questions of, and receive answers from, the officers and/or directors of the Partnership acting on its behalf concerning the terms and conditions of this transaction and to obtain any additional information, to the extent that the Partnership possesses such information or can acquire it without unreasonable effort or expense, necessary to verify the accuracy of the information furnished; and has availed itself of the opportunity to the extent the Holder considers appropriate in order to permit it to evaluate the merits and risks of an investment in the Partnership.

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SECTION 4
    OTHER MATTERS.
4.1
    Binding Effect. All the covenants and provisions of this Warrant by or for the benefit of the Partnership and the Holder, and shall bind and inure to the benefit of their respective successors and permitted assigns hereunder.
4.2
    Notices. Notices or demands pursuant to this Warrant to be given or made by the Holder to or on the Partnership shall be sufficiently given or made if sent by certified or registered mail, return receipt requested, postage prepaid, or facsimile and addressed, until another address is designated in writing by the Partnership, as follows:
Emerge Energy Services LP
180 State Street, Suite 250
Southlake, TX 76092
Telephone No.: (817) 865-5830
Attn: Chief Financial Officer
Latham & Watkins LLP
811 Main Street, Suite 3700
Houston, TX 77002
Telephone No.: (713) 546-7420
Attn: Ryan J. Maierson
Notices or demands pursuant to this Warrant to be given or made by the Partnership to or on the Holder shall be sufficiently given or made if sent by certified or registered mail, return receipt requested, postage prepaid, or facsimile and addressed, until another address is designated in writing by the Holder, as follows:
Trinity Industries Leasing Company
2525 N. Stemmons Freeway
Dallas, TX 75207
Attention: Legal Department
Phone: 214-631-4420
Fax: 214-589-8824
Vedder Price, P.C.
222 North LaSalle Street, Suite 2600
Chicago, Illinois 60601
Attention: John T. Bycraft
Phone: 312-609-7580
Fax: 312-609-5005
4.3
    Governing Law; Consent to Jurisdiction; Waiver of Jury Trial. This Warrant shall be governed by, and construed in accordance with, the internal laws of the State of Texas, without reference to the choice of law provisions thereof. The Partnership and, by accepting this Warrant, the Holder, each irrevocably submits to the exclusive jurisdiction of the courts of the Dallas County, State of Texas for the purpose of any suit, action, proceeding or judgment relating to or arising out of this Warrant and the transactions contemplated hereby. Service of process in connection with any such suit, action or proceeding may be served on each party hereto anywhere in the world by the same methods as are specified for the giving of notices under this Warrant. Each of the Partnership and, by accepting this Warrant, the Holder irrevocably consents to the jurisdiction of any such court in any such suit, action or proceeding and to the laying of venue in such court. Each of the Partnership and, by accepting this Warrant, the Holder irrevocably waives any objection to the laying of venue of any such suit, action or proceeding brought in such courts and irrevocably waives

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any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. EACH OF THE PARTNERSHIP AND, BY ITS ACCEPTANCE HEREOF, THE HOLDER HEREBY WAIVES ANY RIGHT TO REQUEST A TRIAL BY JURY IN ANY LITIGATION WITH RESPECT TO THIS WARRANT AND REPRESENTS THAT COUNSEL HAS BEEN CONSULTED SPECIFICALLY AS TO THIS WAIVER.
4.4
    Parties Bound and Benefited. Nothing in this Warrant expressed and nothing that may be implied from any of the provisions hereof is intended, or shall be construed, to confer upon, or give to, any person or corporation other than the Partnership and the Holder any right, remedy or claim under any promise or agreement hereof, and all covenants, conditions, stipulations, promises and agreements contained in this Warrant shall be for the sole and exclusive benefit of the Partnership and its successors and of the Holder and its successors and permitted assigns.
4.5
    Confidentiality. Except as required by applicable law, the Holder agrees to maintain, and to require its representatives to maintain, all confidential information obtained from the Partnership on a confidential basis, which, among other things, precludes the use of such confidential information for the purposes of trading on the Warrant Units.
4.6
    Identity of Transfer Agent. The transfer agent for the Common Units is American Stock Transfer & Trust Company, LLC. Upon the appointment of any subsequent transfer agent for the Common Units or other units of the Partnership’s capital stock issuable upon the exercise of the rights of purchase represented by the Warrant, the Partnership will mail to the Holder a statement setting forth the name and address of such transfer agent.
4.7
    Amendment; Waiver. Any term of this Warrant may be amended or waived upon the written consent of the Partnership and the Holder.
4.8
    Assignment. Any assignment or transfer of any portion or all of this Warrant shall be made by surrender of this Warrant to the Partnership at its principal office with the form of assignment attached as Appendix A hereto duly executed. In such event, the Partnership shall, without charge, execute and deliver a new Warrant in the name of the assignee named in such instrument of assignment and the portion of this Warrant assigned to the assignee shall promptly be cancelled.
4.9
    Holder as Owner. Prior to the surrender, transfer or assignment of this Warrant, the Partnership may deem and treat the Holder as the absolute owner of this Warrant (notwithstanding any notation of ownership or other writing hereon) for the purpose of any exercise hereof and for all other purposes, and the Partnership shall not be affected by any notice to the contrary.
4.10
    Rights of Holder. Nothing contained in this Warrant shall be construed as conferring upon the Holder, prior to the exercise of this Warrant, the right to vote, consent or receive notice as a unitholder in respect of any meetings of unitholders for the election of directors of the Partnership’s general partner or any other matter, or as having any rights whatsoever as a unitholder of the Partnership.
4.11
    Indemnification. The Partnership agrees to indemnify and hold harmless the Holder and its Affiliates from and against any liabilities, obligations, losses, damages, penalties, actions, judgments, suits, claims, costs, attorneys’ fees, expenses and disbursements of any kind which may be imposed upon, incurred by or asserted against the Holder or its Affiliates in any manner relating to or arising out of (i) the Holder’s exercise of this Warrant or

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ownership of any Warrant Units issued in consequence thereof, or (ii) any litigation to which the Holder is made a party in its capacity as a unitholder of the Partnership; provided, however, that the Partnership will not be liable hereunder to the extent that any liabilities, obligations, losses, damages, penalties, actions, judgments, suits, claims, costs, attorneys’ fees, expenses or disbursements are found in a final nonappealable judgment by a court to have resulted from the Holder’s gross negligence, bad faith or willful misconduct in its capacity as a unitholder or warrantholder of the Partnership.
4.12
    Lost Certificates. If this Warrant is lost, stolen, mutilated or destroyed, the Partnership shall, on such reasonable terms as to indemnity as it may impose (which shall, in the case of a mutilated Warrant, include the surrender thereof), issue a new Warrant of like denomination and tenor as, and in substitution for, this Warrant, which shall thereupon become void. Any such new Warrant shall constitute an additional contractual obligation of the Partnership, whether or not the Warrant so lost, stolen, destroyed or mutilated shall be at any time enforceable by anyone.
4.13
    Severability. Wherever possible, each provision of this Warrant shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Warrant shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Warrant.
4.14
    Office of the Partnership; Maintenance of Books. As long as any of the Warrants remain outstanding, the Partnership shall maintain an office or agency (which may be the principal executive offices of the Partnership) where the Warrants may be presented for exercise, registration of transfer, division or combination as provided in this Warrant. The Partnership agrees to maintain, at its aforesaid office or agency, books for the registration and the registration of transfer of the Warrants.
4.15
    Section Headings. The section headings in this Warrant are for the convenience of the Partnership and the Holder and in no way alter, modify, amend, limit or restrict the provisions hereof.
4.16
    Disclosure. The Partnership acknowledges that the number of Warrant Units and the initial Exercise Price have been determined based on the average trading price of Common Units, and the Partnership hereby represents and warrants that the disclosures in its filings with the U.S. Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934 have included true and correct disclosure regarding the Partnership’s outstanding Common Units and rights to purchase or convert derivative securities into Common Units.
4.17
    Common Unit Dividends, Split-Ups and Combinations. If, after the date hereof, the number of outstanding Common Units is increased by a dividend payable in Common Units, or by a split-up of Common Units, or decreased by a combination of Common Units, or other similar event, then, on the effective date of such dividend, split-up, combination or similar event, the Exercise Price shall be increased or decreased, as may be appropriate, in proportion to such increase or decrease in outstanding Common Units.
4.18
    Adjustments for Dividends in Common Units, Securities or Property. If, while this Warrant, or any portion hereof, remains outstanding and unexpired, the holders of Common Units at the time shall have received, or, on or after the record date fixed for the determination of eligible holders of Common Units, shall have become entitled to receive, without payment therefor, other or additional Common Units or Other Securities or property (other than Common Units referred to in Section 4.17) of the Partnership by way of dividend or other distribution, then and in each case this Warrant shall represent the right to acquire, in addition to the number of Common Units receivable upon

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exercise of this Warrant, and without payment of any additional consideration therefor, the amount of such other or additional or other Common Units or Other Securities or property (other than cash) of the Partnership that the Holder would hold on the date of such exercise had this Warrant had been exercised immediately prior to such event, upon payment of an Exercise Price that has been adjusted to reflect the economics of such event to the Holder, and had thereafter, during the period from the date of such event to and including the date of such exercise, retained such Common Units during such period, giving effect to all adjustments called for during such period by the provisions of this Section 4.
4.19
    Information Rights. In the event the Partnership ceases to have a class of securities registered under the Securities Exchange Act of 1934, as amended, the Partnership shall deliver to the Holder the same information at the same time as it delivers such information to holders of Common Units pursuant to the Partnership Agreement.
4.20
    Unrestricted Person. By execution of this Warrant on behalf of the Partnership, the General Partner hereby designates the Holder and each of its Affiliates as an Unrestricted Person as such term is defined in the Partnership Agreement.
SECTION 5
    CONSOLIDATION, MERGER, ETC.
If after the date hereof the Partnership (a) shall consolidate with or merge into any other Person and shall not be the continuing or surviving Person of such consolidation or merger, (b) shall permit any other Person to consolidate with or merge into the Partnership and the Partnership shall be the continuing or surviving Person but, in connection with such consolidation or merger, the Warrant Units and/or Common Units shall be changed into or exchanged for cash, securities of any other Person or any other property, (c) shall transfer all or substantially all of its properties or assets to any other Person or (d) shall effect a capital reorganization or reclassification of the Warrant Units and/or its Common Units then, and in the case of each such transaction, proper provision shall be made so that upon the basis and the terms and in the manner provided in this Warrant, the Holder, upon the exercise hereof at any time after the consummation of such transaction, shall be entitled to receive (after giving effect to the payment of the aggregate Exercise Price in effect at the time of such consummation) for all Warrant Units issuable upon such exercise immediately prior to such consummation), in lieu of the Warrant Units issuable upon such exercise prior to such consummation, the greatest amount of cash, securities or other property to which such Holder would actually have been entitled as an equity holder upon such consummation if such Holder had exercised the rights represented by this Warrant immediately prior thereto, subject to adjustments (subsequent to such consummation) as nearly equivalent as possible to the adjustments provided for in Section 4.
SECTION 6
    NO IMPAIRMENT.
The Partnership shall not, by amendment of its Partnership Agreement or through any consolidation, merger, reorganization, transfer of assets, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder against any such impairment. Without limiting the generality of the foregoing, the Partnership will take all such action as may be reasonably necessary or appropriate in order that the Partnership may validly and legally issue the Warrant Units.
SECTION 7
    NOTICES OF PARTNERSHIP ACTION.
If at any time prior to the expiration date of the Warrants and prior to the exercise of the Warrants in full, any one or more of the following events shall occur:

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(a)
    any taking by the Partnership of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any right to subscribe for, purchase or otherwise acquire any Securities of the Partnership or any Other Securities or property, or to receive any other right;
(b)
    any capital reorganization of the Partnership, any reclassification or recapitalization of any Securities of the Partnership or any consolidation or merger involving the Partnership and any other Person or sale or other transfer of all or substantially all the assets of the Partnership to any other Person; or
(c)
    any voluntary or involuntary dissolution, liquidation or winding up of the Partnership;
then the Partnership will mail to the Holder a notice specifying (i) the date or expected date on which any such record is to be taken for the purpose of such right, and the amount and character of such right, (ii) the date or expected date on which any such reorganization, reclassification, recapitalization, consolidation, merger, sale, transfer, dissolution, liquidation or winding up is to take place, (iii) the time, if any such time is to be fixed, as of which the holders of record of Common Units (or Other Securities) shall be entitled to exchange their Common Units (or Other Securities) for cash, Other Securities or other property deliverable upon such reorganization, reclassification, recapitalization, consolidation, merger, sale, transfer, dissolution, liquidation or winding up, and a description in reasonable detail of the transaction and (iv) the date of such issuance, together with a description of the Other Securities so issued and the consideration received by the Partnership therefor. Such notice shall be delivered at least ten (10) Business Days to the date therein specified.
SECTION 8
    REPRESENTATIONS AND WARRANTIES.
8.1
    Representations and Warranties of the Partnership. The Partnership hereby represents and warrants to the Holder as of the date hereof and as of the date of each exercise of this Warrant as follows:
(a)
    Organization and Qualification. The Partnership is a limited partnership duly organized, validly existing and in good standing under the laws of the State of Delaware.
(b)
    Authority; Enforceability. The Partnership has all requisite power and authority to execute and deliver this Warrant and to perform its obligations hereunder and to consummate the transactions contemplated hereby, and any action required on the part of the General Partner or the Partnership for such execution, delivery and performance has been duly and validly taken. Assuming due execution and delivery by the Holder, this Warrant constitutes the legal, valid and binding obligation of the Partnership, enforceable against it in accordance with its terms, except as enforceability thereof may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other similar laws affecting creditors’ rights generally and by general equitable principles.
(c)
    Consents and Approvals. No consent or approval of, giving of notice to, registration with, or taking of any other action in respect of any state, federal or other governmental authority or agency is required with respect to the execution, delivery and performance by the General Partner of the obligations of the Partnership under this Warrant.

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(d)
    No Conflict. Neither the execution and delivery of the Warrant nor the performance by the General Partner of the obligations of the Partnership hereunder shall violate or breach the Partnership Agreement, the constituent documents of the General Partner or any agreement, contract or instrument to which either of them or any of their respective assets is bound or any law, order or decree applicable to either of them.
SECTION 9
    NO EFFECT ON LENDER OR LESSOR RELATIONSHIP.
The Partnership acknowledges and agrees that, notwithstanding anything in this Warrant to the contrary, nothing contained in this Warrant shall affect, limit or impair the rights and remedies of the Holder or any of its Affiliates (a) in its or their capacity as a lender or lessor of railcars to the Partnership or any of its subsidiaries pursuant to any agreement under which the Partnership or any of its subsidiaries has borrowed money or leased railcars, or (b) in its or their capacity as a lender or lessor to any other Person who has borrowed money or leased railcars. Without limiting the generality of the foregoing, any such Person, in exercising its rights as a lender or lessor, including making its decision on whether to foreclose on any collateral security or terminate any lease, will have no duty to consider (x) its or any of its Affiliates’ status as a holder of a Warrant, (y) the interests of the Partnership or its subsidiaries as a holder of a Warrant or (z) any duty it may have to any of any other partners of the Partnership, except as may be required by commercial law applicable to creditors generally. No consent, approval, vote or other action taken or required to be taken by the Holder in such capacity shall in any way impact, affect or alter the rights and remedies of the Holder or any of its Affiliates as a lender or lessor.
SECTION 10
    MOST FAVORED NATIONS.
In the event that at any time or from time to time after the date hereof, (a) the Partnership shall propose to issue any warrant to any Person to purchase or otherwise acquire any Common Units and (b) such warrant contains any terms that are more favorable to such Person than those set forth in this Warrant (collectively, the “More Favorable Warrants”), the Partnership shall give written notice thereof to the Holder not less than thirty (30) days prior to the issuance of such More Favorable Warrant, which notice shall include a copy of such More Favorable Warrant, and, upon notice to the Partnership within sixty (60) days after the receipt of such notice, the Holder shall have the right, at no cost to the Holder, to exchange this Warrant for a warrant that contains all or certain of such more favorable terms and such other amendment to this Warrant as may be necessary to cause its terms to be consistent with such more favorable terms, in each case, as reasonably determined by the Holder, which later-mentioned warrant shall become the “Warrant” as such term is used herein. A “More Favorable Warrant” shall not include any warrant that has an exercise price per Common Unit that is lower than the Exercise Price set forth in this Warrant or that is issued on any terms to an institutional lender or in connection with any bona fide transaction to raise capital for the Partnership. For greater clarity, a More Favorable Warrant shall include any warrant granted to any lessor or other vendor of the Partnership.
SECTION 11
    CERTAIN DEFINITIONS.
As used herein:
(a)
    “Affiliate” shall mean any entity that, directly or indirectly through one or more intermediaries, controls, is controlled by or is under common control with the specified party.
(b)
    “Business Day” means any day other than a Saturday or Sunday or other day on which banks in Dallas, Texas are authorized or required to be closed.

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(c)
    “Control” (including, with correlative meanings, the terms “controlled by” and “under common control with”) means the ownership or control of securities possessing at least 50% of the voting power of all outstanding voting securities of an entity or the power otherwise to direct or cause the direction of the management and policies of such entity, whether through the ownership of voting stock or otherwise. For purposes of this definition, partnerships, joint ventures or similar entities where a majority in interest of the partners, venturers or other members are a party hereto and/or Affiliates of a party hereto also shall be deemed to be Affiliates of such party.
(d)
    “Other Securities” means any equity units (other than Common Units) of the Partnership or any other Person (a) that the Holder of this Warrant at any time shall be entitled to receive, or shall have received, upon the exercise of this Warrant, in lieu of or in addition to Common Units and (b) that at any time shall be issuable or shall have been issued in exchange for or in replacement of Warrant Units.
(e)
    “Person” shall mean any individual, sole proprietorship, general partnership, corporation, business trust, trust, joint venture, limited liability company, association, joint stock company, bank, unincorporated organization or any other form of entity.
[THE REMAINDER OF THIS PAGE HAS BEEN LEFT BLANK INTENTIONALLY.]
SIGNATURE PAGE FOLLOWS.

IN WITNESS WHEREOF, each of the Partnership and the Holder has caused this Warrant to be executed and delivered as of the Issue Date by an officer thereunto duly authorized.

EMERGE ENERGY SERVICES LP By: Emerge Energy Services GP LLC, its general partner
By: /s/ Warren B. Bonham Name: Warren B. Bonham Title: Vice President
TRINITY INDUSTRIES LEASING COMPANY By: /s/ Jared S. Richardson Name: Jared S. Richardson Title: Vice President

APPENDIX A
ASSIGNMENT OF WARRANT
FOR VALUE RECEIVED, _______________________ hereby sells, assigns and transfers unto _____________________________ Warrant No. 1 dated June 2, 2016 (the “Warrant”) and the rights represented thereby, and does hereby irrevocably constitute and appoint _______________________________ Attorney, to transfer said Warrant on the books of Emerge Energy Services LP, with full power of substitution.

Dated:
Signed:
Signature guaranteed:

APPENDIX B
WARRANT EXERCISE FORM
To Emerge Energy Services LP (the “Partnership”):
The undersigned hereby irrevocably elects to exercise the right of purchase represented by Warrant No. 1 dated June 2, 2016 (the “Warrant”) for, and to purchase thereunder by the payment of the Exercise Price (as defined in the Warrant) and surrender of the Warrant, ___________ common units representing limited partner interests (“Warrant Units”) in the Partnership provided for therein, and requests that the Warrant Units be issued through the facilities of The Depository Trust Company as follows:

Name
Address
Federal Tax ID or Social Security No.

DWAC Instructions:___________________

and, if the number of Warrant Units shall not be all the Warrant Units purchasable upon exercise of the Warrant, that a new Warrant for the balance of the Warrant Units purchasable upon exercise of this Warrant be registered in the name of the undersigned Holder or the undersigned’s Assignee as below indicated and delivered to the address stated below.

Dated:
Signature:
Name (please print)
Address
Federal Tax ID or Social Security No.
Assignee:

APPENDIX C
CANCELLATION OF INDEBTEDNESS ELECTION NOTICE
To Emerge Energy Services LP (the “Partnership”):
Date:_________________________
The undersigned hereby elects under Section 1.2.2 of Warrant No. 1 dated June 2, 2016 (the “Warrant”) to surrender the right to purchase _____________ common units (the “Warrant Units”) representing limited partner interests in the Partnership (“Common Units”) pursuant to this Warrant and hereby requests the issuance of ______________ Common Units and to pay the Exercise Price therefor by crediting an amount equal to the aggregate Exercise Price of such Units against the principal amount of and accrued interest on _____________. The Common Units issuable upon such election shall be issued through the facilities of The Depository Trust Company in the name of the undersigned or as otherwise indicated below.

Signature
Name for Registration
Mailing Address

and, if the number of Warrant Units shall not be all the Warrant Units purchasable upon exercise of the Warrant, that a new Warrant for the balance of the Warrant Units purchasable upon exercise of this Warrant be registered in the name of the undersigned Holder or the undersigned’s Assignee as below indicated and delivered to the address stated below.

Dated:
Signature:
Name (please print)
Address
Federal Tax ID or Social Security No.
Assignee:

APPENDIX D
NET ISSUE ELECTION NOTICE
To Emerge Energy Services LP (the “Partnership”):
Date:_________________________
The undersigned hereby elects under Section 1.3 of Warrant No. 1 dated June 2, 2016 (the “Warrant”) to surrender the right to purchase _____________ common units (the “Warrant Units”) representing limited partner interests in the Partnership (“Common Units”) pursuant to this Warrant and hereby requests the issuance of ______________ Common Units. The Common Units issuable upon such net issue election shall be issued through the facilities of The Depository Trust Company in the name of the undersigned or as otherwise indicated below.

Signature
Name for Registration
Mailing Address

and, if the number of Warrant Units shall not be all the Warrant Units purchasable upon exercise of the Warrant, that a new Warrant for the balance of the Warrant Units purchasable upon exercise of this Warrant be registered in the name of the undersigned Holder or the undersigned’s Assignee as below indicated and delivered to the address stated below.

Dated:
Signature:
Name (please print)
Address
Federal Tax ID or Social Security No.
Assignee:

SCHEDULE OF SUBSTANTIALLY IDENTICAL ASSET PURCHASE AGREEMENTS
OMITTED PURSUANT TO INSTRUCTION 2 TO ITEM 601 OF REGULATION S-K

Material Details in Which Omitted Warrants Differ from the Warrant to Purchase Common Units Representing Limited Partner Interests in Emerge Energy Services LP, dated as of June 2, 2016, by and among Emerge Energy Services LP and Trinity Industry Leasing Company

	Warrant No.	Holder of the Warrant	No. of Common Units subject to the Warrant
Warrant to Purchase Common Units Representing Limited Partner Interests in Emerge Energy Services LP, dated as of June 2, 2016, by and among Emerge Energy Services LP and Trinity Industry Leasing Company	1	Trinity Industries Leasing Company	220,000
Warrant to Purchase Common Units Representing Limited Partner Interests in Emerge Energy Services LP, dated as of June 2, 2016, by and among Emerge Energy Services LP and Trinity Industry Leasing Company	2	Trinity Industries Leasing Company	89,944
Warrant to Purchase Common Units Representing Limited Partner Interests in Emerge Energy Services LP, dated as of June 2, 2016, by and among Emerge Energy Services LP and TRIP Rail Master Funding LLC	3	TRIP Rail Master Funding LLC	27,420
Warrant to Purchase Common Units Representing Limited Partner Interests in Emerge Energy Services LP, dated as of June 2, 2016, by and among Emerge Energy Services LP and Element Rail Leasing I LLC	4	Element Rail Leasing I LLC	1,057
Warrant to Purchase Common Units Representing Limited Partner Interests in Emerge Energy Services LP, dated as of June 2, 2016, by and among Emerge Energy Services LP and Element Rail Leasing II LLC	5	Element Rail Leasing II LLC	31,579

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